UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2021

Acutus Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39430	45-1306615
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2210 Faraday Ave., Suite 100 Carlsbad, CA	92008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (442) 232-6080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001	AFIB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Exchange Agreements

In accordance with the terms of (i) a letter agreement (the “Deerfield Letter Agreement”) entered into on July 11, 2021 by and between Acutus Medical, Inc., a Delaware corporation (the “Company”), Deerfield Private Design Fund III, L.P. (“DPD III”) and Deerfield Partners, L.P. (“DP” and, together with DPD III, the “Deerfield Funds” and each a “Deerfield Fund”) and (ii) a letter agreement (the “OrbiMed Letter Agreement”) entered into on July 11, 2021 by and between the Company, OrbiMed Private Investments IV, LP (“OrbiMed PI IV”) and OrbiMed Royalty Opportunities II, LP (“OrbiMed RO II” and, together with OrbiMed PI IV, the “OrbiMed Funds” and each an “OrbiMed Fund”), on August 23, 2021, the Company entered into an Exchange Agreement (each, an “Exchange Agreement”) with each of the Deerfield Funds and the OrbiMed Funds, pursuant to which, on the date thereof:

•	DPD III exchanged 1,816,446 shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), held by it for 1,816.4460 shares of a new series of non-voting convertible preferred stock of the Company designated as “Series A Common Equivalent Preferred Stock,” par value $0.001 per share (“Series A Preferred Stock”);

•	DP exchanged 948,395 shares of the Company’s Common Stock held by it for 948.3950 shares of Series A Preferred Stock;

•	OrbiMed PI IV exchanged 2,795,886 shares of the Company’s Common Stock held by it for 2,795.8860 shares of Series A Preferred Stock; and

•	OrbiMed RO II exchanged 1,105,114 shares of the Company’s Common Stock held by it for 1,105.1140 shares of Series A Preferred Stock (collectively with the exchanges by DPD III, DPD IV and OrbiMed PI IV, the “Exchanges”).

Series A Certificate of Designations

In connection with the issuance of Series A Preferred Stock pursuant to the Exchanges, on August 23, 2021, the Company filed a Certificate of Designation of Preferences, Rights and Limitations of the Series A Common Equivalent Preferred Stock, par value $0.001 per share, of the Company (the “Series A Certificate of Designation”) with the Secretary of State of the State of Delaware.

The Series A Preferred Stock ranks senior to the Common Stock with respect to rights on the distribution of assets on any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, having a liquidation preference equal to its par value of $0.001 per share. The Series A Preferred Stock will participate equally and ratably on an as-converted basis with the holders of Common Stock in all cash dividends paid on the Common Stock. The Series A Preferred Stock is non-voting.

The holder thereof may convert each share of Series A Preferred Stock into 1,000 shares of Common Stock (subject to certain anti-dilution adjustments) at its election, except to the extent that, following such conversion, the number of shares of Common Stock held by such holder, its affiliates and any other persons whose beneficial ownership of Common Stock would be aggregated with such holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended, including shares held by any “group” (as defined in Section 13(d) of the Exchange Act and applicable regulations of the Securities and Exchange Commission) of which such holder is a member, but excluding shares beneficially owned by virtue of the ownership of securities or rights to acquire securities that have limitations on the right to convert, exercise or purchase similar to the limitation set forth in the Series A Certificate of Designation, exceeds 4.9% (or, at the election of a holder that is neither a Deerfield Fund nor an affiliate of a Deerfield Fund, made by delivering at least 61 days advance written notice to the Company of its intention to increase the beneficial ownership cap applicable to such Holder, 9.9%) of the total number of shares of Common Stock then issued and outstanding.

The foregoing summary of the Series A Certificate of Designation is qualified in its entirety by the full text thereof, which is filed as Exhibit 3.1 hereto and incorporated herein by reference.

The foregoing summary of the Exchange Agreements is qualified in its entirety by the full text thereof, which are filed as Exhibit 10.1 and Exhibit 10.2 hereto and incorporated herein by reference.

Item 3.02	Unregistered Sale of Equity Securities.

The Series A Preferred Stock issued pursuant to the Exchange Agreements, as described in Item 1.01 of this report, which description is incorporated by reference into this Item 3.02, consists of unregistered shares of Series A Preferred Stock.

The Company did not receive any cash proceeds as a result of the Exchanges, and the shares of Common Stock exchanged in the Exchanges have been retired and cancelled. The issuance of shares of Series A Preferred Stock was made by the Company pursuant to the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 3(a)(9) of such act on the basis that these offers constituted an exchange with existing holders of the Company’s securities, and no commission or other remuneration was paid to any party for soliciting such Exchanges.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of the Series A Common Equivalent Preferred Stock, par value $0.001 per share, of the Company.
10.1	Exchange Agreement, dated as of August 23, 2021, by and among the Company, Deerfield Private Design Fund III, L.P. and Deerfield Partners, L.P.
10.2	Exchange Agreement, dated as of August 23, 2021, by and among the Company, OrbiMed Private Investments IV, LP and OrbiMed Royalty Opportunities II, LP.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Acutus Medical, Inc.

Date: August 23, 2021	/s/ Vince Burgess
Vince Burgess President and Chief Executive Officer